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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                               -----------------

                                   FORM 8-K

                               -----------------

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT of 1934


                               October 16, 1997
                                Date of Report



                           PRENTISS PROPERTIES TRUST
            (Exact name of registrant as specified in its charter)


         Maryland                       1-14516                75-2661588
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(State or other jurisdiction      (Commission File No.)      I.R.S. Employer
     of incorporation)                                      (Identification No.)


                    3890 West Northwest Highway, Suite 400
                              Dallas, Texas 75220
                   (Address of principal executive offices)


                                (214) 654-0886
             (Registrant's telephone number, including area code)


                                      N/A
         (former name or former address, if changed since last report)

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         EXPLANATORY NOTE:

                  This Current Report on Form 8-K is being filed to include in the Registrant's filings under the Securities Exchange Act of 1934, as amended, (i) certain material agreements relating to Registrant's proposed acquisition of the assets of certain affiliated partnerships of Terramics Property Associates; and (ii) certain information previously filed under the Securities Act of 1933, as amended.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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         Exhibit
         Number    Exhibit
         -------   -------
         10.1      Contribution Agreement between Prentiss Properties
                   Acquisition Partners, L.P. , and certain Pennsylvania limited partnerships named therein.

         10.2 Contribution Agreement between Prentiss Properties Acquisition Partners, L.P., and certain New Jersey limited partnerships named therein.

         10.3 Agreement to Acquire Limited Partnership Interests between OTR and Prentiss Properties Acquisition Partners, L.P.

         10.4 Agreement to Assign Property Agreements and Other Assets between Terramics Management Company, Terramics Property Associates, Terramics Property Company and Prentiss Properties Acquisition Partners, L.P.

         10.5 Stock Purchase Agreement among Southpoint Land Holdings, Inc., Valleybrooke Land Holdings, Inc., certain shareholders thereof and Prentiss Properties Limited, Inc.

         10.6 Put and Call Option Agreement For Remaining Shares among certain sellers named therein and Prentiss Properties Limited, Inc.

         10.7 Loan Agreement dated October 6, 1997, among Prentiss Properties Limited, Inc., NationsBank of Texas, N.A. and certain Lenders named therein.

         99        Other Information

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PRENTISS PROPERTIES TRUST



Date: October  16, 1997                       By:  /s/ THOMAS F. AUGUST
                                                 ------------------------------
                                              Name:    Thomas F. August
                                              Title:   President and
                                                       Chief Operating Officer

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                                  Exhibit Index
                                  -------------

         Exhibit
         -------
         Number    Exhibit
         ------    -------
         Page
         ----

         10.1 Contribution Agreement among Prentiss Properties Acquisition Partners, L.P., and certain Pennsylvania limited partnerships named therein.

         10.2 Contribution Agreement among Prentiss Properties Acquisition Partners, L.P., and certain New Jersey limited partnerships named therein.

         10.3 Agreement to Acquire Limited Partnership Interests among OTR and Prentiss Properties Acquisition Partners, L.P.

         10.4 Agreement to Assign Property Agreements and Other Assets among Terramics Management Company, Terramics Property Associates, Terramics Property Company and Prentiss Properties Acquisition Partners, L.P.

         10.5 Stock Purchase Agreement among Southpoint Land Holdings, Inc., Valleybrooke Land Holdings, Inc., certain shareholders thereof and Prentiss Properties Limited, Inc.

         10.6 Put and Call Option Agreement For Remaining Shares among certain sellers named therein and Prentiss Properties Limited, Inc.

         10.7 Loan Agreement dated October 6, 1997, among Prentiss Properties Limited, Inc., NationsBank of Texas, N.A. as Administrative Agent, Bank One, Texas, N.A. as Documentation Agent and certain lenders named therein.

         99        Other Information


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